UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

FEBRUARY 7, 2011
Date of Report (date of Earliest Event Reported)

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30212	13-3422912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of principal executive offices and zip code)

(011) 852-2390-8600
 (Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 8.01.                      Other Events.

As previously disclosed, on January 13, 2011, China Digital Media Corporation (the “Company”) submitted an offer of settlement to the Securities and Exchange Commission (“SEC”) in an effort to settle potential claims arising in connection with an offering of securities made by the Company in 2005 in reliance upon Regulation E of the Securities Act of 1933, as amended (“Securities Act”).  Without admitting or denying any allegations against it, the Company agreed to consent to the entry of a court order: (i) permanently restrained and enjoined it from violating Section 10(b) and Rule 10b5-1 and 13(a) and Rules 12b-20, 13a-1 and 13a-11 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and Sections 5(a), 5(c), and 17(a) of the Securities Act; (ii) ordering it to pay disgorgement in the amount of $200,000, payable over a one-year period; and (iii) cancelling 17,398,440 shares of common stock and 1,403,100 shares of Series A Convertible Preferred Stock held by Chi Shing Ng, the Company’s chief executive officer and director.

In connection with the Company’s offer of settlement, Mr. Ng also submitted an offer of settlement  consenting to the entry of a court order (i) canceling 17,398,440 shares of common stock and 1,403,100 shares of Series A Convertible Preferred Stock held by Chi Shing Ng, (ii) barring Mr. Ng from association with a public company, and (iii) restrained and enjoined Mr. Ng from violating certain provisions, including but not limited to the registration and anti-fraud provisions, of the Securities Act and Exchange Act.

On February 7, 2011, the United States District Court of Eastern District of Michigan entered final judgment (the “Final Court Order”) as to the Company and Mr. Ng in accordance with the above settlement offers.

As part of the settlement offer, the Company also offered to consent to the entry of an administrative order pursuant to Section 12(j) of the Exchange Act pursuant to which the registration of the Company’s securities under Section 12 of the Exchange Act will be revoked.  On February 10, 2011, the SEC issued an administrative order entitled Order Instituting Proceedings, Making Findings, And Revoking Registration Of Securities Pursuant To Section 12(J) Of The Securities Exchange Act Of 1934 (the “Administrative Order”), that, among other things, terminated the Company’s obligation to file public reports with the SEC, and resulted in the cessation of trading in the securities of the Company in the United States.  Further, broker-dealers in the United States are precluded from facilitating the sale or purchase of the Company’s securities.

The foregoing summary of the Final Court Order  and the Administrative Order are qualified in their entirety by reference to the final judgment of the United States District Court of Eastern District of Michigan attached hereto as Exhibit 99.1, and the Administrative Order which may be found at http://www.sec.gov/litigation/admin/2011/34-63888.pdf, both of which are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

99.1	United States District Court of Eastern District of Michigan Final Judgment As To Defendant China Digital Media Corporation dated February 7, 2011.

[THE SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

Date: February 11, 2011	By:	/s/ Chung Lai Lok
Chung Lai Lok, Chief Financial Officer